EXHIBIT 10.1

Mar Ked Mineral Exploration Ltd.
1602 - 555 Jervis St.
Vancouver, B.C.
V6E 4N1

November 1, 2006

Mr. Blake Macdonald
Arcturus Ventures Inc.
#142 - 757 West Hastings Street, Box 696,
Vancouver, B.C. V6C 1A1
Tel: (604) 688-2000
Fax: (250) 339-0986

Re: Acquisition of the RB Property, Yukon

Dear Blake:

This Letter is intended to record the general terms and conditions of our agreement concerning the granting of an option by Arcturus Ventures Inc. ("ARCTURUS") to Mar Ked Mineral Exploration Inc. ("MAR KED") whereby MAR KED may acquire a 100% interest in and to the fifty eight (58) mineral claims that make up the RB Property located in the Finlayson Lake area, Yukon as more particularly described in Schedule "A" hereto (the "Property").

In consideration of the sum of $10.00 paid by MAR KED to ARCTURUS, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.         Representations and of ARCTURUS and MAR KED

1.1       ARCTURUS represents and warrants that:

(a)       he is the legal and beneficial owner of the Property;

(b)       to the best of his knowledge, other than for aboriginal land claims, there are no adverse claims or challenges against or to the ownership of or title to the claims comprising the Property, nor to the best of ARCTURUS's knowledge is there any basis therefore;

(c)       to the best of his knowledge, there are no outstanding agreements or options to acquire or purchase any claims comprising the Property and no person has any royalty or other interest whatsoever in production from any of the mineral claims comprising the Property (other than for the royalty reserved to ARCTURUS pursuant to paragraph 2.1 below); and

(d)       all claims comprising the Property are valid and transferable;

(e)       the claims comprising the Property consist of 58 mineral claims comprising approximately 1,212 hectares; and

(f)       entering into this Agreement and the formal agreement referred to in section 11 below (the "Formal Agreement") does not and will not conflict with, and does not and will not result in a breach of, any agreement or instrument to which ARCTURUS is a party.

1.2      MAR KED represents and warrants that:

(a)       it is a valid and subsisting corporation duly incorporated and in good standing under the laws of the jurisdiction in which it is incorporated, continued or amalgamated;

(b)       entering into this Agreement and the Formal Agreement does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its incorporating documents or any agreement or instrument to which MAR KED is a party;

(c)       this Agreement has been authorized by all necessary corporate action on the part of the MAR KED; and

2 . Option

2.1       ARCTURUS hereby grants to MAR KED the exclusive option (the "Option") to earn a 100% interest in and to the Property, subject to a 3 % Net Smelter Return royalty (the "NSR") payable by MAR KED to ARCTURUS. For purposes hereof, NSR means the gross value of ore, ore concentrates or bullion shipped from the Property, as shown on the smelter settlement sheets; and any output or production tax levied with respect to production from the Property.

2.2       In order to exercise the Option MAR KED agrees to make cash payments otalling $400,000 US to ARCTURUS and minimum work expenditures of $1,000,000 CND as follows:

2.2.1 Cash Payments:

(a)       payment of $3,500 within ten (10) business days of signing,

(b)       payment of $3,500 within ten (30) business days of MAR KED becoming free trading on the OTCBB (the "Exchange"),

(c)       payment of $13,000 on the first anniversary date of this agreement,

(d)       payment of $20,000 on the second anniversary date of this Agreement,

(e)       payment of $160,000 on the third anniversary date of this agreement,

(f) payment of $200,000 on the fourth anniversary date of this agreement.

The failure of MAR KED to make any cash payments within the allotted time shall allow ARCTURUS to terminate the Option. MAR KED will use its reasonable best efforts to complete and submit reports to the Exchange and/or such regulatory authority as may be required on a timely basis such that extensions in time are not required.

The cash payments herein are referred to as the "Option Price". For purposes hereof, "Approval" means approval by MAR KED's Board of Directors (or such regulatory authority as may be required) to the transactions contemplated in this letter Agreement or the Formal Agreement, including the payment of the Option Price.

2.2.2 Work expenditures:

(a)       minimum work expenditures of CND $50,000 before the first anniversary of this agreement,

(b)       minimum work expenditures of CND $150,000 during the second year of this agreement,

(c)       minimum work expenditures of CND $300,000 during the third year of this agreement,

(d)       minimum work expenditures of CND $500,000 during the fourth year of this agreement,

The failure of MAR KED to make the minimum expenditures within the allotted time shall allow ARCTURUS to terminate the Option. MAR KED will use its reasonable best efforts to complete such commitments of expenditures.

If the minimum work expenditures were not met and should the parties mutually agree, MAR KED may pay in cash to ARCTURUS 50% (one half) of the difference between the actual expenditures and the minimum work expenditure required for that year in a single payment. Having made this payment, the agreement will remain in good standing.

2.2.3 Buy back option:

After the conclusion of the third year of this agreement ARCTURUS will - at it's election - have the right to buy back a 30 % interest in the property by refunding MAR KED all of their cumulative work expenditures spent to date on the Property.

If ARCTURUS chooses to do so then the parties will then immediately form a JV with participating interests being 70% MAR KED and 30% ARCTURUS.

2.3       The performance of the covenants of MAR KED pursuant to the terms of this Agreement is subject to: (i) satisfactory due diligence and confirmation of the title to the mineral claims comprising the Property; and (ii) receipt of the Approval. MAR KED covenants to use its reasonable best efforts to obtain the Approval as expeditiously as possible.

2.4       If all of the claims comprising the Property are not deliverable to MAR KED, then ARCTURUS shall replace these claims with other claims which in the sole discretion of MAR KED are of equal value. If less than 95% of the claims comprising the Property are deliverable to MAR KED, MAR KED shall have the option of terminating this Agreement whereupon the Option Price paid to that date shall be refunded to MAR KED.

2.5 It is agreed that MAR KED may, at any time, purchase outright up to 1.5% (or 50 % of the total) of the NSR on the Property by paying to ARCTURUS the sum of $1,000,000 USD.

3. Title

3.1       MAR KED will have exercised the Option at such time as it has made the total $400,000 USD cash payments to ARCTURUS and made minimum exploration expenditures of CND $ 1,000,000. Until MAR KED exercises the Option, title to the Property shall remain in the name of ARCTURUS or his nominee(s). At such time as MAR KED exercises the Option, ARCTURUS agrees to deliver or arrange for delivery of duly executed and recordable transfers that facilitate the transferring an undivided 100% interest to the Property to MAR KED within ten (10) days of the exercise of the Option (subject only to the NSR). MAR KED agrees to enter into a formal royalty agreement in a registerable form, which will outline MAR KED's obligations to provide relevant operational and financial information for purposes of ARCTURUS confirming the NSR.

4. Obligations of MAR KED

4.1       Prior to the exercise of the Option, MAR KED will:

(a)       make all filings required by applicable laws of British Columbia relating to the Property and at all times maintain in good standing those mineral claims comprising the Property that are in good standing on the date of the Approval by the doing and filing of assessment reports and payment of taxes and rentals and the performance of all other actions which may be necessary in that regard, and at all times keep the Property free and clear of all liens and encumbrances;

(b)       conduct all operations on the Property in proper workmanlike manner, and in compliance with the provisions of the laws of the Province of British Columbia and all other enactments whatsoever pertaining to such operations and all regulations made thereto from time to time; and

(c)       provide ARCTURUS with regular reports on the status and results of all exploration activities conducted on the Property by MAR KED and its agents.

5.        Right of Assignment

5.1       MAR KED has the right to sell, transfer and otherwise assign any of its rights under this Agreement without the consent of ARCTURUS. In the event of such sale, transfer or other assignment by MAR KED, such buyer, transferee or assignee must agree to be bound by the terms and conditions of this Agreement.

6.        Title Disputes

6.1       MAR KED shall not be liable to ARCTURUS, and shall not be deemed in default hereunder for any failure or delay to pay any portion of the Option Price if prior to payment thereof any dispute as to ownership or title to the Property or the minerals therein arises, including native land claims. All times provided for in this Agreement shall be extended for the period commensurate with the period for the delay and, so far as possible, both parties shall take all reasonable steps to remedy the delay caused by the events referred to above.

6.2       Neither party shall be liable to the other party hereto and neither party shall be deemed in default hereunder for any failure or delay to perform any of its covenants and agreements hereunder including MAR KED's covenants to undertake work programs on the Property, caused or arising out of any act nor reasonably within the control of such party, excluding lack of funds but including without limitation acts of God, strikes, lockouts or other industrial disputes, acts of the public enemy, native land claims, blockades, disputes as to Property ownership, war, riots, fire, storm, flood, explosion, government restriction or the obtaining of governmental approvals, or the unavailability of equipment or other causes whether of the kind enumerated above or otherwise. The party affected shall give prompt notice to the other party of the commencement and termination of one of the events referred to above. No right of a party shall be affected for failure or delay of a party to meet any condition of this Agreement, if the failure or delay is caused by one of the events referred to above. All times provided for in this Agreement shall be extended for the period commensurate with the period for the delay and, so far as possible, the party affected shall take all reasonable steps to remedy the delay caused by the events referred to above.

7.        Miscellaneous

7.1       Any decision to place the Property into production shall be at the sole discretion of MAR KED and MAR KED shall be under no obligation, and nothing in this Agreement shall be construed as creating an obligation upon MAR KED to place the Property into production and, in the event that the Property is placed into production and operated as a mine, MAR KED shall have the unfettered right to suspend or curtail any such operation as it in its sole discretion may determine.

7.2       Time is of the essence of this Agreement except as provided for in Section 5.

7.3       Any notice to be required or permitted hereunder will be in writing and sent by prepaid registered mail and deposited in a post office of Canada addressed to the party entitled to receive the same, or delivered to such party at the address specified above, or to such other address as either party may give to the other for that purpose. The date of receipt of any notice, demand or other communication hereunder will be the date of delivery if delivered, or, if given by registered mail as aforesaid, will be the third day after the same will have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt will be the date on which the notice, demand or other communication is actually received by the addressee.

7.4       This Agreement supersedes any other agreement or arrangement, whether oral or written, heretofore existing between the parties in respect of the Property.

7.5       This Agreement shall ensure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors and assigns.

7.6       Each of the parties agree to be responsible for their own respective legal expenses relating to this Agreement and the negotiation and preparation of the Formal Agreement.

7.7       This Agreement and the Formal Agreement shall be interpreted and construed in accordance with the laws of British Columbia.

8.        Formal Agreement

8.1       The parties agree that this is a preliminary agreement which incorporates all of the essential terms of their agreement and that it shall be binding upon them. However, the parties agree to negotiate a formal agreement (the "Formal Agreement") which incorporates such further terms and conditions, all of which are to be based on industry standards. If for whatever reason no Formal Agreement is executed, this letter Agreement will continue and prevail.

8.2       The parties agree that upon execution of the Formal Agreement that all prior understandings and agreements, whether verbal or written, shall be superseded by the terms of the Formal Agreement and that such prior understanding and agreements, including this Agreement, shall be superseded and terminated by the terms of the Formal Agreement.

If the above terms and conditions accurately record your understanding of our agreement, please so acknowledge by signing a copy of this Agreement in the space provided and returning the same to us at your earliest convenience. Upon your execution thereof, this Agreement will constitute a legal and binding agreement subject to its terms.

Yours truly,

MAR KED Mineral Exploration Ltd.

/s/ Aaron Ui
Aaron Ui
President

The foregoing is hereby confirmed, acknowledged and accepted this 1st day of Nov., 2006:

/s/ Blake Macdonald
Blake Macdonald
President
Arcturus Ventures Inc.

Schedule A: The RB Property:

District	Grant Number	Reg Type	Claim Name	Claim Nbr	Claim Owner	Operation Recording Date	Claim Expiry Date	Status	NTS Map Number
Watson Lake	YB93186	Quartz	RB	1	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93187	Quartz	RB	2	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93188	Quartz	RB	3	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93189	Quartz	RB	4	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93190	Quartz	RB	5	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93191	Quartz	RB	6	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93192	Quartz	RB	7	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93193	Quartz	RB	8	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93194	Quartz	RB	9	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93195	Quartz	RB	10	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93196	Quartz	RB	11	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07

District	Grant Number	Reg Type	Claim Name	Claim Nbr	Claim Owner	Operation Recording Date	Claim Expiry Date	Status	NTS Map Number
Watson Lake	YB93197	Quartz	RB	12	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93198	Quartz	RB	13	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93199	Quartz	RB	14	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93200	Quartz	RB	15	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93201	Quartz	RB	16	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93202	Quartz	RB	17	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93203	Quartz	RB	18	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93204	Quartz	RB	19	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93205	Quartz	RB	20	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93206	Quartz	RB	21	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93207	Quartz	RB	22	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93208	Quartz	RB	23	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07

District	Grant Number	Reg Type	Claim Name	Claim Nbr	Claim Owner	Operation Recording Date	Claim Expiry Date	Status	NTS Map Number
Watson Lake	YB93209	Quartz	RB	24	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93210	Quartz	RB	25	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93211	Quartz	RB	26	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93212	Quartz	RB	27	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93213	Quartz	RB	28	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93214	Quartz	RB	29	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93215	Quartz	RB	30	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93216	Quartz	RB	31	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93217	Quartz	RB	32	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93218	Quartz	RB	33	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93219	Quartz	RB	34	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93220	Quartz	RB	35	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07

District	Grant Number	Reg Type	Claim Name	Claim Nbr	Claim Owner	Operation Recording Date	Claim Expiry Date	Status	NTS Map Number
Watson Lake	YB93221	Quartz	RB	36	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93222	Quartz	RB	37	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93223	Quartz	RB	38	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93224	Quartz	RB	39	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93225	Quartz	RB	40	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93226	Quartz	RB	41	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93227	Quartz	RB	42	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93228	Quartz	RB	43	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93229	Quartz	RB	44	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93230	Quartz	RB	45	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93231	Quartz	RB	46	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93232	Quartz	RB	47	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07

District	Grant Number	Reg Type	Claim Name	Claim Nbr	Claim Owner	Operation Recording Date	Claim Expiry Date	Status	NTS Map Number
Watson Lake	YB93233	Quartz	RB	48	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93234	Quartz	RB	49	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93235	Quartz	RB	50	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93236	Quartz	RB	51	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93237	Quartz	RB	52	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93238	Quartz	RB	53	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93239	Quartz	RB	54	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93240	Quartz	RB	55	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93241	Quartz	RB	56	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93242	Quartz	RB	57	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07
Watson Lake	YB93243	Quartz	RB	58	ARCTURUS VENTURES INC. - 100%	5/30/2001	8/30/2007	Active	105G07